Exhibit 99.1 (a)

                        REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Multi-Cell Associates, Inc.


We have audited the accompanying balance sheets of Multi-Cell Associates, Inc. (a development stage company), a Rhode Island corporation, as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity, and cash flows for the years then ended.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Cell Associates, Inc. as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company may not be able to acquire adequate funding for its continued operations. This condition raises substantial doubt about its ability to continue as a going concern. Management's plans regarding this matter are described in Note 2 and as discussed in Note 9, the merger with Exten Industries, Inc. on September 13, 2001. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ SWENSON ADVISORS, LLP
An Accountancy Firm


San Diego, California
October 12, 2001, except for Note 9 which is as of November 1, 2001

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)

                                Balance Sheets
                          December 31, 2000 and 1999

                                                         2000          1999
                                                      ----------    ----------
                       ASSETS
Current assets:
     Cash and cash equivalents                        $  147,423    $    2,015
     Accounts receivable                                  96,714       125,288
     Other current assets                                 42,092           266
                                                      ----------    ----------
Total current assets                                     286,229       127,569
                                                      ----------    ----------

Property and equipment, net                              193,306       174,427

Other assets                                               6,233         6,233
                                                      ----------    ----------

Total Assets                                          $  485,768    $  308,229
                                                      ==========    ==========

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses            $  329,035    $  173,597
     Current portion of notes payable                        388        31,368
                                                      ----------    ----------
Total current liabilities                                329,423       204,965

Notes payable                                            125,000        75,388
                                                      ----------    ----------

Total liabilities                                        454,423       280,353
                                                      ----------    ----------

Commitments and Contingent Liabilities

Stockholders' equity:
     Common stock, no par value: 2,000 shares
          authorized, 100 shares issued and
          outstanding at December 31, 2000 and 1999         -             -
     Additional paid-in capital                          274,298       274,298
     Deficit accumulated during the development stage   (242,953)     (246,422)
                                                      ----------    ----------
Total stockholders' equity                                31,345        27,876

Total Liabilities and Stockholders' Equity            $  485,768    $  308,229
                                                      ==========    ==========

              See accompanying notes to the financial statements

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)

                           Statements of Operations
                For the Years Ended December 31, 2000 and 1999

                                                             January 24, 1995
                                                               (Inception)
                                                                    to
                                                               December 31,
                                       2000          1999          2000
                                    ----------    ----------    ----------
Revenue:
     Government contracts           $  630,252    $  490,886    $1,429,246
     Research contracts                421,667        15,000       471,707
                                    ----------    ----------    ----------
Total revenue                        1,051,919       505,886     1,900,953

Operating expenses:
     Research and development          823,343       435,211     1,786,279
     General and administrative        197,049       116,118       281,694
     Depreciation and
       amortization expense             18,525        18,660        60,932
                                    ----------    ----------    ----------
Total operating expenses             1,038,917       569,989     2,128,905
                                    ----------    ----------    ----------

Operating income (loss)                 13,002       (64,103)     (227,952)

Other income (expense)                  (9,283)       (2,354)      (13,501)
                                    ----------    ----------    ----------

Net income (loss) before income tax      3,719       (66,457)     (241,453)

Income tax                                 250           250         1,500
                                    ----------    ----------    ----------

Net income (loss)                   $    3,469    $  (66,707)    $(242,953)
                                    ==========    ==========    ==========

              See accompanying notes to the financial statements

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)

                      Statements of Stockholders' Equity
                For the Years Ended December 31, 2000 and 1999

                                              Common Stock                 Deficit
                                  ------------------------------------   Accumulated
                                                            Additional     during
                                   Number of                  Paid-In    Development
                                    Shares       Amount       Capital       Stage        Total
                                  ----------   ----------   ----------   ----------   ----------
Balance January 1, 1999                  100   $     -      $  172,000   $ (179,715)  $   (7,715)

     Net loss                           -            -            -         (66,707)     (66,707)

     Capital contributions              -            -         102,298         -         102,298
                                  ----------   ----------   ----------   ----------   ----------

Balance December 31, 1999                100         -         274,298     (246,422)      27,876

     Net income                         -            -            -           3,469        3,469
                                  ----------   ----------   ----------   ----------   ----------

Balance December 31, 2000                100   $     -      $  274,298   $ (242,953)      31,345
                                  ==========   ==========   ==========   ==========   ==========

              See accompanying notes to the financial statements

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)

                           Statements of Cash Flows
                For the Years Ended December 31, 2000 and 1999

                                                               January 24, 1995
                                                                 (Inception)
                                                                      to
                                                                 December 31,
                                         2000          1999          2000
                                      ----------    ----------    ----------
Cash flows from operating activities:
  Net income (loss)                   $    3,469    $  (66,707)   $ (242,953)
  Adjustments to reconcile net income
    (loss) to net cash provided
    (used) by operating activities
      Depreciation and amortization       18,525        18,660        60,932
  Changes in assets and liabilities
      Accounts receivable                 28,574       (96,525)      (96,714)
      Other current assets                (1,826)        1,251        (2,092)
      Other assets                          -             -           (6,845)
      Accounts payable and
        accrued expenses                 155,438       (17,894)      329,035
                                      ----------    ----------    ----------
Net cash provided (used) by
  operating activities                   204,180      (161,215)       41,363
                                      ----------    ----------    ----------

Cash flows from investing activities:
  Contributions from shareholder            -          102,298       274,298
  Purchase of equipment                  (37,404)      (69,566)     (253,626)
                                      ----------    ----------    ----------
Net cash provided (used) by
  investing activities:                  (37,404)       32,732        20,672
                                      ----------    ----------    ----------

Cash flows from financing activities:
  Advances to shareholder                (40,000)         -          (40,000)
  Proceeds (repayments) on
    line of credit                       (30,000)        5,000          -
  Proceeds from note payable              50,000        75,000       125,000
  Proceeds from capital lease
    obligation                              -             -            3,564
  Principal payments on capital
    lease obligations                     (1,368)       (1,112)       (3,176)
                                      ----------    ----------    ----------
Net cash provided by
  financing activities                   (21,368)       78,888        85,388
                                      ----------    ----------    ----------

Net increase (decrease) in cash
  and cash equivalents                   145,408       (49,595)      147,423
Cash and cash equivalents,
  beginning of year                        2,015        51,610          -
                                      ----------    ----------    ----------

Cash and cash equivalents,
  end of year                         $  147,423    $    2,015    $  147,423
                                      ==========    ==========    ==========

Supplemental cash flow disclosure
  Interest paid                       $    1,549    $    2,463    $   14,261
  Income taxes                        $      250    $      250    $    1,500

              See accompanying notes to the financial statements

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements
                For the Years Ended December 31, 2000 and 1999


Note 1 - Summary of Organization and Significant Accounting Policies

         ORGANIZATION - Multi-Cell Associates, Inc. ("the Company") was incorporated in the state of Rhode Island on January 24, 1995 and is a development stage company in the business of the development and future commercialization of hepatic cells, cell lines and associated products to be used in diagnostic and therapeutic applications.

         CASH AND CASH EQUIVALENTS - The Company considers all unrestricted highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair market value because of the short maturity of those instruments. Notes payable approximate fair value due to the risk adjusted market rate of interest.

         CREDIT RISK - It is the Company's practice to place its cash equivalents in high quality money market securities with one major banking institution. Periodically, the Company maintains cash balances at this institution that exceed the Federal Deposit Insurance Corporation insurance limit of $100,000 per bank. The Company considers its credit risk associated with cash and cash equivalents to be minimal.

         REVENUE RECOGNITION - In general, the Company recognizes revenue at the time service is performed. Some of the Company's contracts are with the U.S. federal government, as well as certain contracts with commercial clients. Revenues from these contracts have been recorded based upon the amounts expected to be realized.

         ACCOUNTS RECEIVABLE - Accounts receivable consists primarily of amounts due under contractual agreements. All accounts receivable related to contractual agreements are collectible; accordingly, the Company recorded no allowance for doubtful accounts as of December 31, 2000 and 1999.

         PROPERTY AND EQUIPMENT - Property and equipment is valued at cost. Improvements to leased properties are amortized over their estimated useful lives or lease period, whichever is shorter.

         Leased property meeting certain criteria is capitalized and the present value of the related lease payments is recorded as a liability. Amortization of capitalized leased assets is computed over the term of the lease.

         DEPRECIATION - Depreciation for equipment and furniture is provided using the straight-line method over the estimated useful lives of the assets, generally three to five years. Leasehold improvements are depreciated using the straight-line method over the remaining life of the lease.

         RESEARCH AND DEVELOPMENT COSTS - Research and development costs are expensed as incurred.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RISKS AND UNCERTAINTIES - The Company is dependent on continued financing from investors and obtaining new research grants to sustain the development and other activities necessary to commercialize new products. Management is seeking additional financing in order to fund its future activities. There is no assurance, however, that such financing will be available, if and when needed, or if available, such financing will be completed on commercially favorable terms, nor that such development and other activities in connection with its planned products will be successful.

         ENVIRONMENTAL REMEDIATION - Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the costs can be reasonably estimated. Generally, the timing of these accruals coincides with the Company's commitment to a formal plan of action.

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements
                For the Years Ended December 31, 2000 and 1999


Note 2 - Going Concern

         These financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operating and liquidity concerns, has incurred an accumulated deficit of $242,953 through the year ended December 31, 2000, and as of that date, the current liabilities exceeded its current assets by $43,164. These factors, among others, create an uncertainty about the Company's ability to continue as a going concern. There can be no assurance that the Company will be able to successfully acquire the necessary capital to continue their on-going research efforts and bring it to the commercial market, although the first commercial sale has subsequently been made. Management's plans to acquire future funding include sales of its proprietary media, immortalized cells, primary cells to the pharmaceutical industry, and the merger with Exten Industries, Inc. on September 13, 2001. (See Note 9). Additionally, the Company will continue to pursue research projects and government grants.

Note 3 - Property and Equipment

         Property and equipment is valued at cost, less accumulated depreciation is as follows:

                                                2000          1999
                                             ----------    ----------
              Lab equipment                  $  189,118    $  156,731
              Furniture and fixtures             15,933        10,928
              Telephone equipment                 5,664         5,664
              Leasehold improvements             42,911        42,911
                                             ----------    ----------
                                                253,626       216,234
              Less: Accumulated depreciation     60,320        41,807
                                             ----------    ----------
              Property and equipment, net    $  193,306    $  174,427
                                             ==========    ==========

         Depreciation expense totaled $18,513 in 2000 and $18,538 in 1999.

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements
                For the Years Ended December 31, 2000 and 1999


Note 4 - Income Taxes

         The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the taxable income of the Company. The state of Rhode Island has imposed a minimum franchise tax on S corporations. The tax provision included in these financial statements reflects the franchise tax.

         Under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", a deferred income tax liability or asset should be recorded to reflect future taxes or benefits relating to temporary differences in the reporting of revenue and expenses for tax purposes, when such differences are material. Because the Company is subject only to minimum franchise tax for the year ended December 31, 2000 and 1999, the effect of such differences on the financial statements is not material. Therefore, no deferred taxes are recorded.

Note 5 - Commitments and Contingent Liabilities

         LEASES - The Company has entered into leases for their main office and research facility, laboratory facilities, and laboratory and office equipment. Most leases contain renewal options at varying terms. Generally, the Company is responsible for property taxes and insurance on its leased property. The future minimum lease payments for all leases are as follows:

                   Year ending December 31,
                             2001               $24,688
                             2002                 3,324
                             2003                    70
                                                -------
                                                $28,082
                                                =======

         Rental expense for all operating leases was $56,117 and $55,724 for the years ended December 31, 2000 and 1999, respectively.
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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements
                For the Years Ended December 31, 2000 and 1999


Note 6 - Notes Payable

         The Company was granted, by a bank, a $30,000 line of credit, which is available through June 13, 2001. Interest is payable at 9% per annum and is paid monthly. The line of credit is secured by an interest in accounts receivable, property and equipment and general intangibles and fixtures. In addition, the line of credit is personally guaranteed by the stockholder of the Company. The balance on the line of credit is $0 and $30,000 as of December 31, 2000 and 1999, respectively.

         The Company was granted a promissory note from the Rhode Island Center for Cellular Medicine, Inc. The note is payable on or before February 9, 2004. Interest is accruing at a rate of 5.25% per annum and is payable upon maturity. Accrued interest is included with accrued expenses in the balance sheet.

                                                   2000          1999
                                                ----------    ----------
              Note payable                      $  125,000    $   75,000
              Line of credit                             0        30,000
              Capital lease                            388         1,756
                                                ----------    ----------
                                                   125,388       106,756
              Less: long-term portion              125,000        75,388
                                                ----------    ----------
              Current portion of notes payable  $      388    $   31,368
                                                ==========    ==========

         The Company's total interest expense was $9,284 in 2000 and $3,114 in 1999.

Note 7 - Research Government Grants and Contracts

         In February 1998, the Company was awarded a grant from the National Institute of Standards and Technology (NIST) to develop human cell lines for liver support therapies. The award covered a three year period ending December 31, 2000. The mandatory cumulative direct cost-sharing ratio requires the recipient's contribution for direct expenses of 34.16% and NIST's portion of 65.84%. The NIST portion of direct costs was $563,120 and $490,886 for the years ended December 31, 2000 and 1999, respectively.

         In March 2000, the Company was awarded a grant for $100,000 by the National Institute for Health to improve function of HEPLIU cell line. Research expenses reimbursable are $67,132 during the year ended December 31, 2000.

         In September 2000, the Company was awarded a grant for $135,000 by the National Institute for Health to assist in development of immortalized hepatocytes for transplantation. The Company did not perform any research in connection with this contract during the year 2000; accordingly, no funds were received for the year ended
         December 31, 2000.

         The Company entered into a research contract with a company to support development of human liver cell lines for liver support therapies in exchange for an option to license or purchase the cell lines for liver assist devices. The option expired on January 31, 2001. The Company received $306,667 for the year ended December 31, 2000.

         The Company entered into a research contract with Exten Industries, Inc. to evaluate and optimize the Sybiol R synthetic bio-liver device and to provide an engineered liver cell line and to optimize the interface between the company's line and the device. The contract specified an amount of $150,000 based upon meeting certain milestones. The Company received $105,000 for the year ended December 31, 2000.

         The Company entered into a research contract with a company in 1999 to evaluate HEPLIU cell line for use in their liver assist device.
         The company agreed to reimburse reasonable costs incurred not to exceed $25,000. The Company received $10,000 and $15,000 for the years ended December 31, 2000 and 1999, respectively.

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
                          Multi-Cell Associates, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements
                For the Years Ended December 31, 2000 and 1999


Note 8 - License Agreement

         The Company has an exclusive license agreement with Rhode Island Hospital for use of patents owned by the hospital for use related to liver cell lines and liver assist devices. The Company paid a $10,000 license maintenance fee in 2000 and 1999. The license agreement also requires royalty payments upon completion of certain milestones.
         The Company has not met these milestones during the years ended December 31, 2000 and 1999.

Note 9 - Subsequent Events

         In September 2001, Multi-Cell Associates Inc. changed its name to MultiCell Technologies, Inc.

         On September 13, 2001, Exten Industries acquired all the capital stock of the Company for $2,200,000 of which $750,000 was paid in cash and the remaining $1,450,000 was paid by the issuance of 12,083,334 shares of Exten Industries common stock.

         On August 28, 2001, the Company amended their articles of incorporation to change their total number of authorized shares to 2,000 Class A voting common stock and 6,000 Class B nonvoting common stock. The Class B shares will have no voting rights on any corporate matter, except as otherwise expressly required by the state of Rhode Island.

         On November 1, 2001, the Company entered into a research contract with Pfizer Inc. to test their library of hepatocyte cell lines.
         The Company will receive funds throughout the contract period ending, October 31, 2002.

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